Exhibit 10.3

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of April 6, 2005, among Stile Holding Corp., a Canadian federal corporation (the “Company”), KKR Millennium Fund (Overseas), Limited Partnership, an Alberta limited partnership (“KKR Millennium”) and KKR Partners (International), Limited Partnership, an Alberta limited partnership (“KKR Partners,” and together with KKR Millennium, the “Investors”).

RECITALS

WHEREAS, as of the date hereof, KKR Millennium is the holder of 108,790,000 Common Shares (as defined below) and KKR Partners is the holder of 1,510,000 Common Shares; and

WHEREAS, the Company desires to provide to the Investors and to each other Holder (as defined below) rights to registration under the Securities Act (as defined below) and Applicable Canadian Securities Laws (as defined below) of Registrable Securities (as defined below), on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, the parties hereby agree as follows:

AGREEMENT

1.             Definitions.  As used in this Agreement, the following capitalized terms shall have the following respective meanings:

“Applicable Canadian Securities Laws” means the securities legislation of each of the provinces and territories of Canada, as amended from time to time, and the rules, regulations, blanket orders and orders having application to the Company and forms made or promulgated under that legislation and the policies, instruments, bulletins and notices of one or more of the Canadian Securities Authorities.

“Canadian Preliminary Prospectus” means a preliminary prospectus of the Company which qualifies the distribution of Registrable Securities or other Common Shares, prepared in accordance with Applicable Canadian Securities Laws, which has been filed with and a receipt issued therefor by any Principal Canadian Securities Authority, including all amendments thereto and all material incorporated by reference therein.

“Canadian Prospectus” means a final prospectus of the Company which qualifies the distribution of Registrable Securities or other Common Shares, prepared in accordance with Applicable Canadian Securities Laws, which has been filed with and a receipt issued therefor by any Principal Canadian Securities Authority, including all amendments thereto and all material incorporated by reference therein.

“Canadian Securities Authorities” means the British Columbia Securities Commission, Alberta Securities Commission, Saskatchewan Financial Services Commission (Securities Division), The Manitoba Securities Commission, Ontario Securities Commission, Autorité des marchés financiers du Québec, New Brunswick Securities Commission, Nova Scotia Securities Commission, Prince Edward Island Securities Office, Government of Newfoundland and Labrador Securities Division, Department of Government Services and Land, Securities Registry Northwest Territories, Registrar of Securities (Yukon Justice), Nunavut Legal Registries, and any successor entity to such securities authority.

“Common Shares” means the common shares in the capital stock of the Company, no par value per share, and any stock into which such Common Shares may thereafter be converted or exchanged.

“Demand Party” means (a) each of the Investors or (b) any other Holder or Holders, including, without limitation, any Person that may become an assignee of an Investor’s rights hereunder; provided that to be a Demand Party under this clause (b), a Holder or Holders must, either individually or in aggregate with all other Holders with whom it is acting together to demand registration, own at least 1% of the total number of Registrable Securities.

“Exchange Act” means The Securities Exchange Act of 1934, as amended from time to time, and the regulations, rules and instruments promulgated thereunder.

“Hedging Counterparty” means a broker-dealer registered under Section 15(b) of the Exchange Act or an affiliate thereof or any other financial institution or third party.

“Hedging Transaction” means any transaction involving a security linked to the Registrable Class Securities or any security that would be deemed to be a “derivative security” (as defined in Rule 16a-1(c) under the Exchange Act) with respect to the Registrable Class Securities or any transaction (even if not a security) which would (were it a security) be considered such a derivative security, or which transfers some or all of the economic risk of ownership of the Registrable Class Securities, including, without limitation, any forward contract, equity swap, put or call, put or call equivalent position, collar, non-recourse loan, sale of exchangeable security or similar transaction. For the avoidance of doubt, the following transactions shall be deemed to be Hedging Transactions:

(a)           transactions by a Holder in which a Hedging Counterparty engages in short sales of Registrable Class Securities pursuant to a prospectus and may use Registrable Securities to close out its short position;

(b)           transactions pursuant to which a Holder sells short Registrable Class Securities pursuant to a prospectus and delivers Registrable Securities to close out its short position; and

(c)           transactions by a Holder in which the Shareholder delivers, in a transaction exempt from registration under the Securities Act and/or Applicable

Canadian Securities Laws, Registrable Securities to the Hedging Counterparty who will then publicly resell or otherwise transfer such Registrable Securities pursuant to a prospectus or an exemption from registration under the Securities Act and/or Applicable Canadian Securities Laws.

“Holder” means each of the Investors and any other holder of Registrable Securities (including any direct or indirect transferee of an Investor who agrees in writing to be bound by the provisions of this Agreement).

“OSA” means the Securities Act (Ontario) and the regulations, rules and policies made thereunder, as amended from time to time.

“Person” means any individual, partnership, joint venture, corporation, limited liability company, trust, unincorporated organization, government or any department or agency thereof or any other entity.

“Principal Canadian Securities Authorities” means, collectively, the British Columbia Securities Commission, Alberta Securities Commission, Ontario Securities Commission, Autorité des marchés financiers du Québec, and any successor entity of such securities authority.

“Registrable Class Securities” means securities of the Company that are of the same class and series as the Registrable Securities.

“Registrable Securities” means any Common Shares held by the Investors, and any Common Shares which may be issued or distributed in respect thereof by way of stock dividend or stock split or other distribution, recapitalization, reclassification or similar event. Any particular Registrable Securities that are issued shall cease to be Registrable Securities when (i) a receipt has been issued by any Canadian Securities Authority for a Canadian Prospectus and such Registrable Securities have been distributed pursuant to the plan of distribution set forth in such Canadian Prospectus, (ii) the Company shall have become a reporting issuer (as such term is defined in the OSA) and such Registrable Securities are freely transferable under Applicable Canadian Securities Laws and are not subject to any regulatory or other escrow requirement, (iii) a Registration Statement with respect to the sale by the Holder of such Registrable Securities shall have become effective under the Securities Act and such Registrable Securities shall have been disposed of in accordance with such Registration Statement, (iv) such Registrable Securities shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, (v) such Registrable Securities shall have been otherwise transferred (including pursuant to any prospectus), new certificates for such Registrable Securities not bearing a legend restricting further transfer under the Securities Act and Applicable Canadian Securities Laws shall have been delivered by the Company and subsequent disposition of such Registrable Securities shall not require registration or qualification of such Registrable Securities under the Securities Act, Applicable Canadian Securities Laws or any federal, state, provincial or territorial securities or blue sky laws then in force or (vi) such Registrable Securities shall have ceased to be outstanding.

“Registration Expenses” means any and all expenses incident to performance of or compliance with this Agreement, including, without limitation, (i) all SEC, Canadian Securities Authority and stock exchange or National Association of Securities Dealers, Inc. (the “NASD”) registration and filing fees (including, if applicable, the fees and expenses of any “qualified independent underwriter,” as such term is defined in Schedule E to the By-laws of the NASD, and of its counsel), (ii) all fees and expenses of complying with federal, state, provincial or territorial securities or blue sky laws (including fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities), (iii) all printing, messenger and delivery expenses, (iv) all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange pursuant to clause (viii) of Section 4 and all rating agency fees, (v) the fees and disbursements of counsel for the Company (including the fees and disbursements of lead Canadian counsel to the Company and any required local counsel in each province or territory of Canada, and including any fees and disbursements with respect to translation and preparation of a French language version of a Canadian Preliminary Prospectus or Canadian Prospectus) and of its independent public accountants and chartered accountants (including the expenses of any special audits and/or “cold comfort” letters required by or incident to such performance and compliance), (vi) the reasonable fees and disbursements of counsel selected pursuant to Section 7 hereof by the Holders of the Registrable Securities being registered to represent such Holders in connection with each such registration, (vii) any fees and disbursements of underwriters customarily paid by the issuers or sellers of securities, including liability insurance if the Company so desires or if the underwriters so require, and the reasonable fees and expenses of any special experts retained in connection with the requested registration, but excluding underwriting discounts and commissions and transfer taxes, if any, and (viii) other reasonable out-of-pocket expenses of Holders (provided that such expenses shall not include expenses of counsel other than those provided for in clause (vi) above).

“Registration Statement” means any registration Statement of the Company filed under the Securities Act which covers any of the Registrable Securities or Common Shares pursuant to the provisions of this Agreement, including the prospectus related thereto, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all material incorporated by reference in such registration statement.

“Securities Act” means The Securities Act of 1933, as amended from time to time, and the regulations, rules and instruments promulgated thereunder.

“SEC” means the U.S. Securities and Exchange Commission.

“Securities Regulators” means the SEC, the Canadian Securities Authorities, and any of their successors.

2.             Incidental Registrations. (a)  Right to Include Registrable Securities. If the Company at any time after the date hereof proposes to register its Common Stock under the Securities Act or Applicable Canadian Securities Laws (other than a registration on Form S-4 or

S-8, or any successor or other forms promulgated for similar purposes), whether or not for sale for its own account (but excluding in a registration under Section 3 hereof), in a manner which would permit registration of Registrable Securities for sale to the public under the Securities Act and/or Applicable Canadian Securities Laws, it will, at each such time, give prompt written notice to all Holders of Registrable Securities of its intention to do so and of such Holders’ rights under this Section 2. Upon the written request of any such Holder made within 15 days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such Holder), the Company will use its best efforts to effect the registration under the Securities Act or Applicable Canadian Securities Laws, as the case may be, of all Registrable Securities which the Company has been so requested to register by the Holders thereof, to the extent required to permit the disposition of the Registrable Securities so to be registered; provided that (i) if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the Registration Statement or Canadian Preliminary Prospectus filed in connection with such registration, the Company shall determine for any reason not to proceed with the proposed registration of the securities to be sold by it, the Company may, at its election, give written notice of such determination to each Holder of Registrable Securities and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), and (ii) if such registration involves an underwritten offering, all Holders of Registrable Securities requesting to be included in the Company’s registration must sell their Registrable Securities to the underwriters selected by the Company on the same terms and conditions as apply to the Company, with such differences, including any with respect to indemnification and liability insurance, as may be customary or appropriate in combined primary and secondary offerings. If a registration requested pursuant to this Section 2(a) involves an underwritten public offering, any Holder of Registrable Securities requesting to be included in such registration may elect, in writing prior to the effective date of the Registration Statement or Canadian Preliminary Prospectus filed in connection with such registration, not to register such securities in connection with such registration.

(b)           Expenses. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities.

(c)           Priority in Incidental Registrations. If a registration pursuant to this Section 2 involves an underwritten offering and the managing underwriter advises the Company in writing that, in its opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, so as to be likely to have an adverse effect on the price, timing or distribution of the securities offered in such offering as contemplated by the Company (other than the Registrable Securities), then the Company will include in such registration (i) first, 100% of the securities the Company proposes to sell and (ii) second, to the extent of the number of Registrable Securities requested to be included in such registration pursuant to this Section 2 which, in the opinion of such managing underwriter, can be sold without having the adverse effect referred to above, the number of Registrable Securities which the Holders have requested to be included in such registration, such amount to be allocated pro rata among all requesting Holders on the basis of the relative number of shares of Registrable Securities then held by each such Holder (provided that any shares thereby allocated to any such Holder that exceed such Holder’s request will be reallocated among the remaining requesting Holders in like manner).

3.             Registration on Request. (a)  Request by the Demand Party. At any time, upon the written request of the Demand Party requesting that the Company effect the registration under the Securities Act of, and/or qualify for distribution under Applicable Canadian Securities Laws, all or part of such Demand Party’s Registrable Securities and specifying the amount and intended method of disposition thereof, the Company will promptly give written notice of such requested registration to all other Holders of such Registrable Securities, and thereupon will, as expeditiously as possible, use its best efforts to effect the registration under the Securities Act and/or file a Canadian Prospectus under Applicable Canadian Securities Laws, as the case may be, of:

(i)            such Registrable Securities which the Company has been so requested to register by the Demand Party, and

(ii)           all other Registrable Securities of the same class or series as are to be registered at the request of a Demand Party and which the Company has been requested to register by any other Holder thereof by written request given to the Company within 15 days after the giving of such written notice by the Company (which request shall specify the amount and intended method of disposition of such Registrable Securities), all to the extent necessary to permit the disposition (in accordance with the intended method thereof as aforesaid) of the Registrable Securities so to be registered; provided that, unless Holders of a majority of the shares of Registrable Securities held by Holders consent thereto in writing, the Company shall not be obligated to file a Registration Statement and/or a Canadian Prospectus relating to any registration request under this Section 3(a) (x) within a period of nine months after the effective date of any other Registration Statement or Canadian Prospectus relating to any registration request under this Section 3(a) which was not effected on Form S-3 (or any successor or similar short-form Registration Statement) or relating to any registration effected under Section 2, or (y) if, with respect thereto, the managing underwriter, a Securities Regulator, the Securities Act, Applicable Canadian Securities Laws, or the form on which the Registration Statement is to be filed, would require the conduct of an audit other than the regular audit conducted by the Company at the end of its fiscal year, in which case the filing may be delayed until the completion of such regular audit (unless the Holders of the Registrable Securities to be registered agree to pay the expenses of the Company in connection with such an audit other than the regular audit).

(b)           Registration Statement Form. If any registration requested pursuant to this Section 3 which is proposed by the Company to be effected by the filing of a Registration Statement on Form S-3 (or any successor or similar short-form Registration Statement) shall be in connection with an underwritten public offering, and if the managing underwriter shall advise the Company in writing that, in its opinion, the use of another form of Registration Statement is of material importance to the success of such proposed offering, then such registration shall be effected on such other form.

(c)           Expenses. The Company will pay all Registration Expenses in connection with the first eight (8) registrations of each class or series of Registrable Securities pursuant to this Section 3 upon the written request of any of the Holders. All Registration Expenses for any subsequent registrations of Registrable Securities pursuant to this Section 3 shall be paid pro rata by the Company and all other Persons (including the Holders) participating in such registration on the basis of the relative number of shares of Common Stock of each such person who’s Registrable Securities are included in such registration.

(d)           Effectiveness of Registration. A registration requested pursuant to this Section 3 will not be deemed to have been effected unless (i) the registration relating to such requested registration is declared effective by the SEC or (ii) a receipt is obtained for the Canadian Prospectus relating to such requested registration from all jurisdictions in Canada where the Registrable Securities are intended to distributed; provided that if, within 180 days after the effectiveness of a Registration Statement or the issuance of a receipt for a Canadian Prospectus, the offering of Registrable Securities pursuant to such registration is interfered with by any stop order, injunction or other order or requirement of the SEC, Canadian Securities Authorities or any other governmental agency or court, such registration will be deemed not to have been effected.

(e)           Selection of Underwriters. If a requested registration pursuant to this Section 3 involves an underwritten offering, the Holders of a majority of the shares of Registrable Securities which are held by Holders and which the Company has been requested to register shall have the right to select the investment banker or bankers and managers to administer the offering; provided, however, that such investment banker or bankers and managers shall be reasonably satisfactory to the Company.

(f)            Priority in Requested Registrations. If a requested registration pursuant to this Section 3 involves an underwritten offering and the managing underwriter advises the Company in writing that, in its opinion, the number of securities requested to be included in such registration (including securities of the Company which are not Registrable Securities) exceeds the number which can be sold in such offering, the Company will include in such registration only the Registrable Securities of the Holders requested to be included in such registration. In the event that the number of Registrable Securities of the Holders requested to be included in such registration exceeds the number which, in the opinion of such managing underwriter, can be sold, the number of such Registrable Securities to be included in such registration shall be allocated pro rata among all such requesting Holders on the basis of the relative number of shares of Registrable Securities then held by each such Holder (provided that any shares thereby allocated to any such Holder that exceed such Holder’s request shall be reallocated among the remaining requesting Holders in like manner). In the event that the number of Registrable Securities requested to be included in such registration is less than the number which, in the opinion of the managing underwriter, can be sold, the Company may include in such registration the securities the Company proposes to sell up to the number of securities that, in the opinion of the underwriter, can be sold.

(g)           Additional Rights. If the Company at any time grants to any other holders of Common Stock any rights to request the Company to effect the registration under the Securities Act or Applicable Canadian Securities Laws of any such shares of Common Stock on terms more favorable to such holders than the terms set forth in this Section 3, the terms of this Section 3 shall be deemed amended or supplemented to the extent necessary to provide the Holders such more favorable rights and benefits.

4.             Registration Procedures. If and whenever the Company is required to use its best efforts to effect or cause the registration of any Registrable Securities under the Securities Act and/or Applicable Canadian Securities Laws as provided in this Agreement, the Company will, as expeditiously as possible:

(i)            prepare and, in any event within 60 days after the end of the period within which a request for registration may be given to the Company pursuant to Section 2 or 3, file with the SEC and/or the applicable Canadian Securities Authorities (collectively, the “Securities Regulators”) a Registration Statement or a Canadian Preliminary Prospectus and Canadian Prospectus, as applicable, with respect to such Registrable Securities and use its best efforts to cause such Registration Statement to become effective or Canadian Preliminary Prospectus and Canadian Prospectus to be receipted; provided, however, that the Company may discontinue any registration of its securities which is being effected pursuant to Section 2 at any time prior to the effective date of the Registration Statement or the issuance of a receipt with respect to a Canadian Preliminary Prospectus or Canadian Prospectus, as applicable, relating thereto;

(ii)           prepare and file with the Securities Regulators such amendments and supplements to such Registration Statement and the prospectus used in connection therewith, or Canadian Preliminary Prospectus and Canadian Prospectus, as applicable, as may be necessary (A) to keep such Registration Statement effective for a period not in excess of 180 days or (B) to keep the applicable Registrable Securities in distribution for  a period not in excess of 180 days after the issuance of a receipt for such Canadian Prospectus, and to comply with the provisions of the Securities Act, Exchange Act, Applicable Canadian Securities Laws and the rules and regulations of the Securities Regulators thereunder with respect to the disposition of all securities covered by such Registration Statement or Canadian Prospectus during such period in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such Registration Statement or Canadian Prospectus; provided that before filing a Registration Statement or Canadian Prospectus, or any amendments or supplements thereto, the Company will furnish to counsel selected pursuant to Section 7 hereof by the Holders of the Registrable Securities covered by such Registration Statement or Canadian Prospectus to represent such Holders, copies of all documents proposed to be filed, which documents will be subject to the review of such counsel;

(iii)          furnish to each seller of such Registrable Securities and any Hedging Counterparty, if any, such number of copies of such Registration Statement, the prospectus included in such Registration Statement (including each preliminary prospectus and summary prospectus), Canadian Preliminary Prospectus and Canadian Prospectus, as applicable, and of each amendment and supplement thereto (in each case including all exhibits filed therewith, including any documents incorporated by reference), in conformity with the requirements of the Securities Act and Applicable Canadian Securities Laws, and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities by such seller or Hedging Counterparty;

(iv)          use its best efforts to register or qualify such Registrable Securities covered by such registration in such jurisdictions as each seller shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Seller, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction where, but for the requirements of this clause (iv), it would not be obligated to be so qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction;

(v)           use its best efforts to cause such Registrable Securities covered by such Registration Statement or Canadian Prospectus to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

(vi)          notify each seller of any such Registrable Securities covered by such Registration Statement, Canadian Preliminary Prospectus or Canadian Prospectus, and any Hedging Counterparty, if applicable, at any time when a prospectus relating to such Registration  Statement or a Preliminary Prospectus or Canadian Prospectus, as applicable, is required to be delivered under the Securities Act or Applicable Canadian Securities Laws, within the appropriate period mentioned in clause (ii) of this Section 4, of the Company’s becoming aware that the prospectus included in such Registration Statement, Canadian Preliminary Prospectus or the Canadian Prospectus, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such seller or Hedging Counterparty, prepare and furnish to such seller and Hedging Counterparty a reasonable number of copies of an amended or supplemental prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such amended or supplemental prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

(vii)         use its best efforts to comply with all applicable rules and regulations of the Securities Regulators, and make available to its security holders, as soon as reasonably practicable (but no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year)) after the effective date of the Registration Statement or the issuance of a receipt for the Canadian Prospectus, an earnings statement which shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations promulgated thereunder;

(viii)        (A) use its best efforts to list such Registrable Securities on any securities exchange on which the Common Stock is then listed if such Registrable Securities are not already so listed and if such listing is then permitted under the rules of such exchange; and (B) use its best efforts to provide a transfer agent and registrar for such Registrable Securities covered by such Registration Statement or Canadian Prospectus not later than the effective date of such Registration Statement or the date of issuance of a receipt for such Canadian Prospectus;

(ix)           enter into such customary agreements (including an underwriting agreement in customary form), which may include indemnification provisions in favor of underwriters and other persons in addition to, or in substitution for the provisions of Section 5 hereof, and take such other actions as sellers of a majority of shares of such Registrable Securities, a Hedging Counterparty, if any, or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities or any Registrable Class Securities in connection with any Hedging Transaction;

(x)            obtain a “cold comfort” letter or letters from the Company’s independent public accounts in customary form and covering matters of the type customarily covered by “cold comfort” letters as the seller or sellers of a majority of shares of such Registrable Securities, or in connection with a Hedging Transaction, a Hedging Counterparty, shall reasonably request;

(xi)           make available for inspection by any seller of such Registrable Securities covered by such Registration Statement or Canadian Prospectus, by any underwriter participating in any disposition to be effected pursuant to such Registration Statement or Canadian Prospectus, by any Hedging Counterparty, and by any attorney, accountant or other agent retained by any such seller, any such underwriter, or any such Hedging Counterparty all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company’s officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, Hedging Counterparty, attorney, accountant or agent in connection with such Registration Statement or Canadian Prospectus;

(xii)          immediately notify counsel (selected pursuant to Section 8 hereof) for the Holders of Registrable Securities included in such Registration Statement or Canadian Prospectus and the managing underwriter or agent, and confirm such notice in writing (A) when the Registration Statement or Canadian Preliminary Prospectus and Canadian Prospectus, as applicable, or any post-effective amendment thereto, shall have become effective or receipted, or any supplement to the prospectus or any amended prospectus shall have been filed, (B) of the receipt of any comments from any Securities Regulator, (C) of any request of any Securities Regulator to amend or supplement the Registration Statement or related prospectus or the Canadian Preliminary Prospectus and Canadian Prospectus or for additional information, and (D) of the issuance by any Securities Regulator of any stop order suspending the effectiveness of the Registration Statement or Canadian Prospectus or of any order preventing or suspending the use of any preliminary prospectus relating to such Registration Statement, Canadian Preliminary Prospectus or Canadian Prospectus, or of the suspension of the qualification of the Registration Statement or Canadian Prospectus for the offering or sale of the Registrable Securities in any jurisdiction, or of the institution or threatening of any proceedings for any of such purposes;

(xiii)         make every reasonable effort to prevent the issuance of any stop order suspending the effectiveness of the Registration Statement or Canadian Prospectus or of any order preventing or suspending the use of any preliminary prospectus relating to such Registration Statement, Canadian Preliminary Prospectus or Canadian Prospectus and, if any such order is issued, to obtain the withdrawal of any such order at the earliest possible moment;

(xiv)        if requested by the managing underwriter or agent or any Holder of Registrable Securities covered by the Registration Statement or Canadian Prospectus, promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or agent or such Holder reasonably requests to be included therein, including, without limitation, with respect to the number of Registrable Securities being sold by such Holder to such underwriter or agent, the purchase price being paid therefor by such underwriter or agent and with respect to any other terms of the underwritten offering of the Registrable Securities to be sold in such offering; and make all required filings of such prospectus supplement or post-effective amendment as soon as practicable after being notified of the matters incorporated in such prospectus supplement or post-effective amendment;

(xv)         cooperate with the Holders of Registrable Securities covered by the Registration Statement or Canadian Prospectus and the managing underwriter or agent, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing securities to be sold under the Registration Statement or Canadian Prospectus, and enable such securities to be in such denominations and registered in such names as the managing underwriter or agent, if any, or such Holders may request;

(xvi)        obtain for delivery to the Holders of Registrable Securities being registered and to the underwriter or agent, and, in connection with a Hedging Transaction, to any Hedging Counterparty, an opinion or opinions from counsel for the Company in customary form and in form, substance and scope reasonably satisfactory to such Holders, underwriters or agents and their counsel; and

(xvii)       cooperate with each seller of Registrable Securities, any Hedging Counterparty, and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the NASD.

The Company may require each seller of Registrable Securities as to which any registration is being effected, and any Hedging Counterparty, to furnish the Company with such information regarding such seller or Hedging Counterparty and pertinent to the disclosure requirements relating to the registration and the distribution of such securities or any Registrable Class Securities in connection with any Hedging Transaction as the Company may from time to time reasonably request in writing.

Each Holder of Registrable Securities and any Hedging Counterparty agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in clause (vi) of this Section 4, such Holder or Hedging Counterparty will forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statement or Canadian Prospectus covering such Registrable Securities until such Holder’s or Hedging Counterparty’s receipt of the copies of the supplemented or amended prospectus contemplated by clause (vi) of this Section 4, and, if so directed by the Company, such Holder or Hedging Counterparty will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Holder’s or Hedging Counterparty’s possession, of the prospectus covering such Registrable Securities at the time of receipt of such notice. In the event the Company shall give any such notice, the period mentioned in clause (ii) of this Section 4 shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to clause (vi) of this Section 4 and including the date when each seller of Registrable Securities covered by such Registration Statement or Canadian Prospectus shall have received the copies of the supplemented or amended prospectus contemplated by clause (vi) of this Section 4.

5.             Registration In Connection With Hedging Transactions.

(a)           The Company acknowledges that from time to time a Holder may seek to enter into one or more Hedging Transactions with a Hedging Counterparty. Notwithstanding anything to the contrary provided herein but subject to the limitations of Section 3(a), the Company agrees that, in connection with any proposed Hedging Transaction, if, in the reasonable judgment of counsel to the Holder (after good faith consultation with counsel to the Company), it is necessary or desirable to register under the Securities Act or Applicable Canadian Securities Laws such Hedging Transaction or sales or transfers (whether short or long) of Registrable Class Securities in connection therewith, then the Company shall use its best efforts to take such actions (which may include among other things, the filing of a post-effective amendment to any shelf registration statement to include additional or changed information that is material or is otherwise required to be disclosed, including, without limitation, a description of such Hedging Transaction, the name of the Hedging Counterparty, identification of the Hedging Counterparty or its affiliates as underwriters or potential underwriters, if applicable, or any change to the plan of distribution) as may reasonably be required to register such Hedging Transactions or sales or transfers of Registrable Class Securities in connection therewith under the Securities Act or Applicable Canadian Securities Laws in a manner consistent with the rights and obligations of the Company hereunder with respect to the registration of Registrable Securities.

(b)           The Company agrees to include in each prospectus supplement filed in connection with any proposed Hedging Transaction language mutually agreed upon by the Company, the Holder and the Hedging Counterparty describing such Hedging Transaction.

(c)           Any information regarding the Hedging Transaction included in a registration statement or prospectus pursuant to this Section 5 shall be deemed to be information provided by the Holder selling Registrable Securities pursuant to such registration statement or prospectus for purposes of Section 4 of this Agreement.

(d)           If in connection with a Hedging Transaction a Hedging Counterparty or any affiliate thereof is (or may be considered) an underwriter or selling securityholder, then it shall be required to provide customary indemnities to the Company regarding itself, the plan of distribution and like matters.

6.             Indemnification. (a)  Indemnification by the Company. In the event of any registration of any securities of the Company under the Securities Act or Applicable Canadian Securities Laws pursuant to Section 2 or 3, the Company will, and it hereby does, indemnify and hold harmless, to the extent permitted by law, the seller of any Registrable Securities covered by such Registration Statement or Canadian Prospectus, each affiliate of such seller and their respective directors and officers, members or general and limited partners (including any director, officer, affiliate, employee, agent and controlling Person of any of the foregoing), each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such seller or any such underwriter within the meaning of the Securities Act (collectively, the “Indemnified Parties”), against any and all losses, claims, damages or liabilities, joint or several, and expenses (including reasonable attorney’s fees and reasonable expenses of investigation) to which such Indemnified Party may become subject under the Securities Act, Applicable Canadian Securities Law, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof, whether or not such Indemnified Party is a party thereto) arise out of or are based upon (a) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, preliminary, final or summary prospectus contained therein, Canadian Preliminary Prospectus or Canadian Prospectus under which such securities were registered under the Securities Act or Applicable Canadian Securities Laws, or any amendment or supplement thereto, or (b) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading, and the Company will reimburse such Indemnified Party for any legal or any other expenses reasonably incurred by it in connection with investigating or defending against any such loss, claim, liability, action or proceeding; provided that the Company shall not be liable to any Indemnified Party in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement or amendment or supplement thereto or in any such preliminary, final or summary prospectus or Canadian Preliminary Prospectus or Canadian Prospectus in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller specifically stating that it is for use in the preparation thereof; and provided, further, that the Company will not be liable to any Person who participates as an underwriter in the offering or sale of Registrable Securities or any other Person, if any, who controls such underwriter within the meaning of the Securities Act, under the indemnity agreement in this Section 6(a) with respect to any preliminary prospectus or the final prospectus or the final prospectus as amended or supplemented, or Canadian Preliminary Prospectus or Canadian Prospectus, as the case may be, to the extent that any such loss, claim, damage or liability of such underwriter or controlling Person results from the fact that such underwriter sold Registrable Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final prospectus or Canadian Prospectus or of the final prospectus or Canadian Prospectus as then amended or supplemented, whichever is most recent, if the Company has previously furnished copies thereof to such underwriter. For purposes of the last proviso to the immediately preceding sentence, the term “prospectus” shall not be deemed to include the documents, if any, incorporated therein by reference, and no Person who participates as an underwriter in the offering or sale of Registrable Securities or any other Person, if any, who controls such underwriter within the meaning of the Securities Act, shall be obligated to send or give any supplement or amendment to any document incorporated by reference in any preliminary prospectus or the final prospectus or any Canadian Prospectus to any person other than a person to whom such underwriter had delivered such incorporated document or documents in response to a written request therefor. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such seller or any Indemnified Party and shall survive the transfer of such securities by such seller.

(b)           Indemnification by the Seller. The Company may require, as a condition to including any Registrable Securities in any Registration Statement or Canadian Prospectus filed in accordance with Section 4 herein, that the Company shall have received an undertaking reasonably satisfactory to it from the prospective seller of such Registrable Securities or any underwriter to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 6(a)) the Company and all other prospective sellers with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from such Registration Statement, any preliminary, final or summary prospectus contained therein, any Canadian Preliminary Prospectus or Canadian Prospectus, or any amendment of or supplement to any of the foregoing, if such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller or underwriter specifically stating that it is for use in the preparation of such Registration Statement, preliminary, final or summary prospectus, Canadian Preliminary Prospectus or Canadian Prospectus, or amendment of or supplement to any of the foregoing or a document incorporated by reference into any of the foregoing. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any of the prospective sellers, or any of their respective affiliates, directors, officers or controlling Persons and shall survive the transfer of such securities by such seller. In no event shall the liability of any selling Holder of Registrable Securities hereunder be greater in amount than the dollar amount of the proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c)           Notices of Claims, Etc. Promptly after receipt by an Indemnified Party hereunder of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section 6, such Indemnified Party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided that the failure of the Indemnified Party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Section 6, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an Indemnified Party, unless in such Indemnified Party’s reasonable judgment a conflict of interest between such Indemnified Party and indemnifying parties may exist in respect of such claim, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such Indemnified Party, and after notice from the indemnifying party to such Indemnified Party of its election so to assume the defense thereof, the indemnifying party will not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include, as an unconditional term thereof, the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

(d)           Contribution. If the indemnification provided for in this Section 5 from the indemnifying party is unavailable to an Indemnified Party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to herein, then the indemnifying party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and such Indemnified Party in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and such Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or Indemnified Parties, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party under this Section 6(d) as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(e)           Other Indemnification. Indemnification similar to that specified in the preceding provisions of this Section 6 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any federal or state law or regulation or governmental authority other than the Securities Act or Applicable Canadian Securities Law.

(f)            Non-Exclusivity. The obligations of the parties under this Section 6 shall be in addition to any liability which any party may otherwise have to any other party.

7.             Rule 144. The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, it will, upon the request of any Demand Party, make publicly available such information), and it will take such further action as any Holder of Registrable Securities (or, if the Company is not required to file reports as provided above, any Demand Party) may reasonably request, all to the extent required from time to time to enable such Holder to sell shares of Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule

144 under the Securities Act, as such Rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements. Notwithstanding anything contained in this Section 7, the Company may deregister under Section 12 of the Exchange Act if it then is permitted to do so pursuant to the Exchange Act and the rules and regulations thereunder.

8.             Selection of Counsel. In connection with any registration of Registrable Securities pursuant to Section 2 or 3 hereof, the Holders of a majority of the Registrable Securities covered by any such registration may select one counsel to represent all Holders of Registrable Securities covered by such registration; provided, however, that in the event that the counsel selected as provided above is also acting as counsel to the Company in connection with such registration, the remaining Holders shall be entitled to select one additional counsel to represent all such remaining Holders.

9.             Miscellaneous.  (a)  Other Investors. The Company may enter into agreements with other purchasers or holders of Common Stock making them parties hereto (and thereby giving them all, or a portion, of the rights, preferences and privileges of an original party hereto) with respect to additional shares of Common Stock (the “Supplemental Agreements”); provided, however, that pursuant to any such Supplemental Agreement, such purchaser expressly agrees to be bound by all of the terms, conditions and obligations of this Agreement as if such purchaser were an original party hereto. All shares of Common Stock issued or issuable pursuant to, or otherwise covered by, such Supplemental Agreements shall be deemed to be Registrable Securities to the extent provided therein.

(b)           Holdback Agreement. If any such registration shall be in connection with an underwritten public offering, each Holder of Registrable Securities agrees not to effect any public sale or distribution, including any sale pursuant to Rule 144 under the Securities Act or a prospectus exemption under Applicable Canadian Securities Laws, of any equity securities of the Company, or of any security convertible into or exchangeable or exercisable for any equity security of the Company (in each case, other than as part of such underwritten public offering), within seven days before or such period not to exceed 180 days as the underwriting agreement may require (or such lesser period as the managing underwriters may permit) after the effective date of such registration, and the Company hereby also so agrees and agrees to cause each other holder of any equity security, or of any security convertible into or exchangeable or exercisable for any equity security, of the Company purchased from the Company (at any time other than in a public offering) to so agree.

(c)           Amendments and Waivers. This Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the Holders of a majority of the Registrable Securities then outstanding; provided, however, that no amendment, waiver or consent to the departure from the terms and provisions of this Agreement that is adverse to the Investors or any of its successors and assigns shall be effective as against such Person for so long as such Person holds any Registrable Securities unless consented to in writing by such Person. Each Holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any consent authorized by this Section 9(c), whether or not such Registrable Securities shall have been marked to indicate such consent.

(d)           Successors, Assigns and Transferees. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the parties hereto other than the Company shall also be for the benefit of and enforceable by any subsequent Holder of any Registrable Securities, subject to the provisions contained herein. Without limitation to the foregoing, in the event that the Investors or any of their successors or assigns or any other subsequent Holder of any Registrable Securities distributes or otherwise transfers any shares of the Registrable Securities to any of its present or future shareholders, members, or general or limited partners, the Company hereby acknowledges that the registration rights granted pursuant to this Agreement shall be transferred to such shareholders, members or general or limited partners on a pro rata basis, and that at or after the time of any such distribution or transfer, any such shareholder, member, general or limited partner or group of shareholders, members or general or limited partners may designate a Person to act on its behalf in delivering any notices or making any requests hereunder.

(e)           Notices. All notices and other communications provided for hereunder shall be in writing and shall be sent by first class mail, telex, telecopier or hand delivery:

If to the Company:		Stile Holding Corp.
c/o Kohlberg Kravis Roberts & Co. L.P.
9 West 57th Street
New York, New York 10019
Attention: Scott Nuttall

with a copy to:		Simpson Thacher & Bartlett LLP
(which shall not		425 Lexington Avenue
constitute notice)		New York, New York 10017
	Attention:	Gary I. Horowitz, Esq.
Marni J. Lerner , Esq.
	Facsimile:	(212) 455-2502

If to the Investors:		KKR Millennium Fund (Overseas), Limited Partnership
KKR Partners (International), Limited Partnership
c/o Kohlberg Kravis Roberts & Co. L.P.
9 West 57th Street
New York, New York 10019

with copies to:	Simpson Thacher & Bartlett LLP
(which shall not	425 Lexington Avenue
constitute notice)	New York, New York 10017
	Attention:	Gary I. Horowitz, Esq.
Marni J. Lerner , Esq.
	Facsimile:	(212) 455-2502

If to any other holder of Registrable Securities, to the address of such other holder as shown in the stock record book of the Company, or to such other address as any of the above shall have designated in writing to all of the other above.

All such notices and communications shall be deemed to have been given or made (A) when delivered by hand, (B) five business days after being deposited in the mail, postage prepaid or (C) when telecopied, receipt acknowledged.

(f)            Descriptive Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of terms contained herein.

(g)           Severability. In the event that any one or more of the provisions, paragraphs, words, clauses, phrases or sentences contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision, paragraph, word, clause, phrase or sentence in every other respect and of the remaining provisions, paragraphs, words, clauses, phrases or sentences hereof shall not be in any way impaired, it being intended that all rights, powers and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

(h)           Counterparts. This Agreement may be executed in counterparts, and by different parties on separate counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

(i)            Governing Law; Submission to Jurisdiction. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York. The parties to this Agreement hereby agree to submit to the jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof in any action or proceeding arising out of or relating to this Agreement.

(j)            Specific Performance. The parties hereto acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, it is agreed that they shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof in any court of competent jurisdiction in the United States or any state thereof, in addition to any other remedy to which they may be entitled at law or in equity.

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement or caused this Agreement to be duly executed on its behalf as of the date first written above.

STILE HOLDING CORP.

By:	/s/ Tagar Olson
Name: Tagar Olson
Title: Vice President

KKR MILLENNIUM FUND (OVERSEAS), LIMITED PARTNERSHIP

By:	KKR Associates Millennium (Overseas), Limited Partnership, its General Partner

	By:	/s/ Paul Raether
Name: Paul Raether
Title: Member

KKR PARTNERS (INTERNATIONAL), LIMITED PARTNERSHIP

By:	KKR 1996 Overseas, Limited,
its General Partner

	By:	/s/ Paul Raether
Name: Paul Raether
Title: Member